SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                                December 8, 1997
                Date or Report (Date of Earliest Event Reported)


                                      AmTec, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                  0-22520              52-1989122
(State or other           (Commission          (IRS Employer
jurisdiction of           File Number)         Identification No.)
incorporation or
organization)

                              599 Lexington Avenue
                                   44th Floor
                            New York, New York 10022
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 319-9160

                                With copies to:

                             James C. Stokes, Esq.
                                Bingham Dana LLP
                               150 Federal Street
                        Boston, Massachusetts 02110-1726
                              Tel: (617) 951-8000


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Item 5.         Other Events

     Cancellation of Certain Shares of Common Stock. On December 8, 1997,
AmTec, Inc. (the "Company") cancelled 12,727,909 shares of Common Stock of the Company and options to purchase 318,182 shares of the Company's Common Stock which were issued to Tweedia International, Ltd. ("Tweedia") pursuant to a Stock Purchase Agreement between Tweedia and the Company's predecessor, ITV Communications, Inc. ("ITV"), a private California corporation. Pursuant to the Stock Purchase Agreement, ITV sold to Tweedia 25,455,818 shares of ITV Common Stock and options to purchase 636,364 shares of ITV Common Stock and purportedly received as consideration $2,600,000 in cash and a contract with a value to ITV of at least $6,449,543 (the "Distribution Agreement"). The number of shares of Common Stock held by Tweedia was reduced to 12,727,909 (and the number of shares issuable upon exercise of the options was reduced to 318,182) in a one for two reverse stock split that occurred upon the merger of ITV and Yaak River Mines, Ltd. ("Yaak") in February 1995.


     Upon the Company's recent review of the facts and circumstances surrounding the purchase of the Tweedia shares and options, it was determined that the full purchase price was never received with respect to the Distribution Agreement valued at $6,449,543 was never received by the Company. On December 8, 1997, the Company served notice to Tweedia that the 12,727,909 shares Common Stock and options to purchase 318,182 shares of Common Stock held by Tweedia, the number of shares purchased with respect to the value of the Distribution Agreement, were cancelled on the books and records of the Company as of December 8, 1997, and that Tweedia had no further rights or privileges as a holder of said shares and options apart from a right to return of the cash portion of the consideration originally paid ($2,600,000), subject to such claims and offsets to which the Company may be entitled upon the return by Tweedia to the Company of the certificate evidencing those shares and presentation of legal documentation sufficient to establishing its authority. Although the Company believes that its cancellation of the shares of Common Stock and options held by Tweedia is justified and appropriate, there can be no assurances that Tweedia will not object to such cancellation and that Tweedia will not institute action to attempt to reverse such cancellation.

     The 12,727,909 shares of Common Stock cancelled on the books and records of the Company represented approximately thirty-eight percent of the total

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number of shares of Common Stock of the Company issued and outstanding prior to the cancellation of such shares. The Company had 20,790,361 shares of Common Stock issued and outstanding subsequent to the above-described cancellation of the 12,727,909 shares of Common Stock.

     Security Ownership of Certain Beneficial Owners and Management. As of December 15, 1997, after giving effect to the above-described cancellation of the 12,727,909 shares of Common Stock, the Company had issued and outstanding 20,790,361 shares of Common Stock (which number does not include shares of Common Stock issuable upon conversion of outstanding preferred stock of the Company or upon exercise of outstanding warrants and options convertible or exercisable, as the case may be, within 60 days of December 15, 1997. The following table reflects, as of December 15, 1997, the beneficial Common Stock ownership of: (a) each director of the Company, (b) each executive officer currently anticipated to be named in the summary compensation table in the Company's Annual Report on Form 10-K for the fiscal year ending March 31, 1998, (c) each person known by the Company to be a beneficial owner of five percent (5%) or more of its Common Stock, and (d) all executive officers and directors of the Company as a group:


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                                 NAME OF              NO. OF
                              BENEFICIAL OWNER        SHARES(1)  PERCENT(1)
                               ----------------       ---------  ----------
Tan Siong Bee(2)...........    1,248,151                6.00
Polmont Investments
Limited(3).................    1,650,000                7.93
Jenny Sun(4)...............    2,450,000               11.78
Max Chian Yi Sun(5)........    2,798,191               13.46
Joseph R. Wright, Jr.(6)...    4,759,600               18.82
Richard T. McNamar(7)......       15,000                   *
James R. Lilley............       10,000                   *
Michael H. Wilson..........       10,000                   *
Drew Lewis.................       20,000                   *
Richard S. Braddock........       10,000                   *
Liang Jiangli..............            0                   *
Albert G. Pastino(8).......      192,500                   *
James F. O'Brien(9)              192,500                   *
Michael J. Lim(10)             1,006,900                4.62
Xiao Jun(11)...............      525,000                2.46
All officers and directors
as a group (12 persons)(12)    6,976,500               25.45
--------------

*.....Less than 1%.
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable, or exercisable within 60 days of December 15, 1997, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person.
(2) The address of Mr. Bee is c/o Horwath Management Services, Ltd., 6th Floor, Bank of America Tower, 12 Harcourt Road, Central Hong Kong.
(3) The address of Polmont Investments Limited is c/o Havelet Trust Company, P.O. Box 3136, Road Town, Tortola, British Virgin Islands.
(4) Includes 800,000 shares of Common Stock held of record by Global Bridge Profits Limited and 1,650,000 shares of Common Stock held by Polmont Investments Limited, of which Ms. Sun purports to have voting power.
      The address of Global Bridge Profits Limited is c/o Jason Lim, Alhambra, CA 91803. The address of Ms. Sun is 1052 North Beverly Drive, Beverly Hills, CA 90210.
(5) Includes 2,797,961 shares of Common Stock held by Occidental Worldwide Corporation of which Mr. Sun purports to have sole voting and investment power. The address of Mr. Sun is 126 JLN DEDAP, Taman Ampang Jaya, Trima Jaya, 68000 Ampang, Selangor, Malaysia.

(6) Includes options to purchase 4,500,000 shares of Common Stock. The address of Mr. Wright is c/o AmTec, Inc., 599 Lexington Avenue, 44th Floor, New York, NY 10022.
(7)   Includes options to purchase 125,000 shares of Common Stock.
(8)   Includes options to purchase 192,500,000 shares of Common Stock.
(9)   Includes options to purchase 192,500,000 shares of Common Stock.
(10)  Includes options to purchase 1,000,000 shares of Common Stock.
(11)  Includes options to purchase 515,000 shares of Common Stock.
(12)  Includes options to purchase 6,625,000 shares of Common Stock.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.



                                              AMTEC, INC.



Dated: December 16, 1997                      By:  /s/ Joseph R. Wright, Jr.
                                              Joseph R. Wright, Jr.
                                              Chairman, Chief Executive
                                              Officer and President